BLACKROCK FUNDS V

BlackRock High Yield Bond Portfolio

(the “Fund”)

Supplement dated May 10, 2023 (the “Supplement”) to the Fund’s

Summary Prospectuses and Prospectuses, each dated January 27, 2023, as supplemented to date

Effective on or about May 31, 2023, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock High Yield Bond Portfolio — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock High Yield Bond Portfolio — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since*	Title
Mitchell Garfin, CFA	2009	Managing Director of BlackRock, Inc.
David Delbos	2014	Managing Director of BlackRock, Inc.
Derek Schoenhofen	2009	Managing Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of the Prospectuses entitled “Details About the Funds — How each Fund Invests — High Yield Fund — About the Portfolio Management Team of the High Yield Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE HIGH YIELD FUND
The High Yield Fund is managed by a team of financial professionals. Mitchell Garfin, CFA, David Delbos and Derek Schoenhofen are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information — High Yield Fund” is deleted in its entirety and replaced with the following:

High Yield Fund

The High Yield Fund is managed by a team of financial professionals. Mitchell Garfin, CFA, David Delbos and Derek Schoenhofen are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since*	Title and Recent Biography
Mitchell Garfin, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2009 and Co-Head of U.S. Leveraged Finance; Director of BlackRock, Inc. from 2005 to 2008.
David Delbos	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Managing Director of BlackRock, Inc. since 2012 and Co-Head of U.S. Leveraged Finance; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Derek Schoenhofen	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2006 to 2018; Vice President of BlackRock, Inc. from 2000 to 2005.

*	Includes management of the High Yield Predecessor Fund (as defined below).

Shareholders should retain this Supplement for future reference.